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                                  EXHIBIT 23.1






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                          INDEPENDENT AUDITORS' CONSENT

   We consent to the incorporation by reference in Registration Statement No. 333-34347 of Evans Bancorp, Inc. and subsidiary on Form S-3 of our report dated
   January 24, 2002, appearing in and incorporated by reference in the Annual Report on Form 10-K of Evans Bancorp, Inc. and subsidiary for the year ended
                               December 31, 2001.


                              DELOITTE & TOUCHE LLP

                                Buffalo, New York
                                 March 25, 2002